                                                                EXHIBIT 10.17(D)

                                                                       EXECUTION

                              FOURTH AMENDMENT TO
                           INVESTOR RIGHTS AGREEMENT

         THIS FOURTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (the "Fourth Amendment") is entered into this 21st day of January, 2003, by and among Animas Corporation, a Delaware corporation (the "Company") and certain individuals and entities who are identified as "Investors" in an Investor Rights Agreement, dated as of January 28, 2000, as previously amended (the "Original Agreement"), which individuals and entities are identified on the signature pages to this Fourth Amendment (collectively, for purposes of this Amendment, the "Series A Investors").

         WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), and possess certain registration and other rights with respect to such Series A Preferred Stock under the Original Agreement;

         WHEREAS, the Company previously sold and issued 1,500,000 shares of its Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") to certain investors (the "Series B Investors"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement, dated January 22,2001 (the "Series B Purchase Agreement");

         WHEREAS, in connection with and consideration for the execution and delivery of the Series B Purchase Agreement, the Company extended certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement, dated January 22, 2001 and entered into by and among the Company and the Series B Investors (the "Registration Rights Agreement");

         WHEREAS, pursuant to a First Amendment to Investor Rights Agreement, dated January 22, 2001 (the "First Amendment"), the Company and certain of the Series A Investors amended the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, subsequently, the Company sold and issued 200,000 shares of its Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), including the Additional Series C Preferred Stock (as defined in the Third Amendment to Investor Rights Agreement dated as of May 13,2002 (the "Third Amendment")) to certain new investors (the "Series C Investors"), pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated October 11,2001 (as amended, the "Series C Purchase Agreement");

         WHEREAS, in connection with and consideration for the Series C Purchase Agreement, the Company and the Series A Investors extended certain registration and other rights to the Series C Investors, pursuant to an Amended and Restated Registration Rights Agreement entered into by and among the Company, the Series B Investors and the Series C Investors (as amended, the "Amended and Restated Registration Rights Agreement");

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         WHEREAS, the Company and the Series A Investors amended the Original
Agreement and terminated the First Amendment by entering into a Second Amendment to Investor Rights Agreement dated as of October 11, 2001 (the "Second Amendment") to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, the Company and the Series A Investors further amended the Original Agreement, as amended by the Second Amendment, by entering into a Third Amendment to Investor Rights Agreement dated as of May 13, 2002 (the "Third Amendment");

         WHEREAS, the Company now desires to sell and issue up to 1,217,692 additional shares of Series C Preferred Stock, including pursuant to warrants to purchase shares of Series C Preferred Stock (the "Warrants"), pursuant to a Unit Purchase Agreement, dated January 21, 2003, among the Company and the purchasers thereunder (the "Unit Purchase Agreement"); and

         WHEREAS, the Company previously obtained a line of credit from Silicon Valley Bank and, in connection therewith, committed to provide certain registration rights to SVB with respect to the Common Stock received upon conversion of the Series C Preferred Stock which may be obtained by SVB upon exercise of the SVB Warrants (the "SVB Common Stock");

         WHEREAS, the Company and SVB desire to amend the Registration Rights Agreement to join SVB as a party thereto and to include the SVB Common Stock as "Registrable Securities" within the meaning of the Registration Rights Agreement, by entering into a Second Amendment to Registration Rights Agreement dated January 21, 2003;

         WHEREAS, in connection with and in consideration for the execution and delivery of the Unit Purchase Agreement, the Company seeks to extend certain registration and other rights to the purchasers of Series C Preferred Stock and Warrants pursuant to the Unit Purchase Agreement (the "Unit Purchasers"), by entering into a Second Amendment to Registration Rights Agreement dated January 21, 2003;

         WHEREAS, the Company and the Series A Investors desire to amend the Original Agreement, as amended by the Second Amendment and the Third Amendment, as set forth herein, to enable the Unit Purchasers and SVB to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, Section 5 of the Second Amendment, and Sections 2.9 and 2.10 of the Original Agreement, which apply with equal force and effect to the Second Amendment, provide that the Original Agreement, as amended by the Second Amendment and the Third Amendment, may be amended or modified upon the written consent of (i) the Company, (ii) the Initial Series B Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series B

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Conversion Shares (as defined in the Amended and Restated Registration Rights
Agreement) then held by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares, (iii) the Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least 60% of the votes entitled to be cast by the holders of Series C Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) then outstanding, solely with respect to such Registrable Securities, and (v) the holders of a majority of the Registrable Securities Then Outstanding (for purposes of this Fourth Amendment, collectively, the "Requisite Shares");

         NOW THEREFORE, in consideration of the premises of the mutual promises, covenants and agreement contained in this Fourth Amendment, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement.

         2.       Amendments to Investor Rights Agreement.

                  (a) Additional Defined Terms. The following additional defined terms are hereby added to the Original Agreement:

                           (i)      "Unit Purchase Agreement" shall mean that
certain Unit Purchase Agreement dated January 21,2003 (together with all joinders thereto) pursuant to which certain holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Common Stock may acquire Units;

                           (ii)     "SVB Warrants" shall mean those certain
warrants to purchase 5,000 shares of Series C Preferred Stock issued to Silicon Valley Bank on November 4, 2002;and

                           (iii)    "Units" shall mean those certain Units
purchased pursuant to the Unit Purchase Agreement and consisting of one share of Series C Preferred Stock and a Warrant.

                  (b)      Amendments to Existing Definitions.

                           (i)      The term "Series C Investor" shall be
amended in its entirety and, from and after the date hereof, shall mean, collectively, (i) the purchasers of Series C Preferred Stock pursuant to the Series C Purchase Agreement, including the Additional Series C Investors (as defined in the Third Amendment), (ii) the purchasers of Units pursuant to the Unit Purchase Agreement, and (iii) Silicon Valley Bank; and

                           (ii)     The term "Amended and Restated Registration
Rights Agreement" shall be amended in its entirety and, from and after the date hereof, shall mean the

Amended and Restated Registration Rights Agreement, as amended by both the First Amendment to the Amended and Restated Registration Rights Agreement, dated May 13, 2002, and the Second Amendment to the Amended and Restated Registration Rights Agreement, dated January 21, 2003, in each case among the Company and the persons identified therein.

         2. Further Effect of Original Agreement. Except as otherwise amended herein, all other provisions of the Original Agreement, as previously amended, shall remain in full force and effect.

         3. Governing Law. This Fourth Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

         4. Counterparts; Facsimile Execution. This Fourth Amendment may be executed in any number of counterparts, including by facsimile signature, shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

         5. Effective Time. This Fourth Amendment shall become effective and legally binding upon the Company and the other parties hereto, and shall be deemed to effectively amend the Original Agreement, as previously amended, when one or more counterparts hereof, individually or taken together, shall bear the signatures of the holders of the Requisite Shares.

         IN WITNESS WHEREOF, the parties hereto have executed, or caused this Fourth Amendment to Investor Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

                                              ANIMAS CORPORATION

                                              By: /s/ Richard A. Baron
                                                  -------------------------
                                              Title: Asst. Sect / V. P Finance

                   [SERIES A INVESTOR SIGNATURE PAGES FOLLOW]

Forth Amendment Investor Rights

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              William A. Graham, IV
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ William A. Graham, IV
                                              ----------------------------------
                                              Signature of Authorized Person

                                              Stockholder
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              The Graham Building
                                              One Penn Square West
                                              Philadelphia, PA 19102
                                              Tel. Number: 215-567-6300
                                              Fax Number:  215-751-9518

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              KATHERINE CROTHALL
                                              ----------------------------------
                                                 Print Name of Series A investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                  Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD, RD,
                                              HAVERFORD, PA, 19041

                                              Tel Number: 610-896-3811
                                              Fax Number: ______________________

Investor Rights Signature Page

                      ANIMAS/2003 offering: Second Closing
                           Investor Rights Amendment

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              MICHAEL MERSON
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Michael Merson
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                              Title of Authorized Person

                                              Address of Series A Investor:

                                                 6308 N. Charles St
                                                 BALTIMORE MD 71212
                                              Tel. Number: 410-3777682
                                              Fax Number:  410-3774693

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                         Anvers LP
                                         --------------------------------------
                                            Print Name of Series A Investor

                                         /s/ L. Swergold
                                         --------------------------------------
                                            Signature of Authorized Person

                                         Sr Mgr FSIP LLC as GP
                                         --------------------------------------
                                            Title of Authorized Person

                                         Address of Series A Investor:

                                         230 Park Ave
                                         New York NY 10169
                                         Tel. Number: (212) 309-8525
                                         Fax Number: _____________________

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Anvers II LP
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ L. Swergold
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              Sr. Mgr FSIP LLC as GP
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              230 Park Ave
                                              New York NY 10169
                                              Tel. Number: (212) 309-8525
                                              Fax Number: _____________________

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              CITY NATIONAL BANK TTEE
                                              FBO DWT/PARSONS
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ John Billings
                                              ----------------------------------
                                                 Signature of Authorized Person

                                                 Trust Officer
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              City National Investment
                                              225 Broadway, Ste. 500
                                              San Diego, CA 92101
                                              Tel. Number: 619-645-6138
                                              Fax Number:  619-645-3478

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Burr B. Mckeehan
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Burr B. Mckeehan
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              Tel. Number: _____________________
                                              Fax Number:  _____________________

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Alan I. Reich/Mindy M. Reich
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Alan I. Reich/Mindy M. Reich
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              410 Mayflower Lane
                                              Wgnnewood, PA 19096
                                              Tel. Number: (205) 735-9200 Office
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              John C. Tompkins
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ John C. Tompkins
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              14112 Greencroft Lane
                                              Hunt Valley, MD 21030
                                              Tel. Number: 410 229 8201
                                              Fax Number:  410 229 8282

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Sara Lee Tompkins
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Sara Lee Tompkins
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              14112 Greencroft Lane
                                              Hunt Valley, MD 21035
                                              Tel. Number: 410 229 8201
                                              Fax Number:  410 229 8282

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              William A. Graham, IV
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ William A. Graham IV
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              Stockholder
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              The Graham Building
                                              One Penn Square West
                                              Philadelphia, PA 19102
                                              Tel. Number: 215-567-6300
                                              Fax Number:  215-751-9518

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Christine Laakmann Trust
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Gayle Laakmann Trust
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Peter Laakmann Trust
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Karen Laakmann Trust
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                                 TRUSTEE
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor.

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              KATHERINE CROTHALL
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Katherine D. Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person


                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Gwen Crothall Trust
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Graeme Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              Trustee
                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page

                        SERIES A INVESTOR SIGNATURE PAGE
                                       TO
                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT

                                              Graeme Crothall
                                              ----------------------------------
                                                 Print Name of Series A Investor

                                              /s/ Graeme Crothall
                                              ----------------------------------
                                                 Signature of Authorized Person

                                              ----------------------------------
                                                 Title of Authorized Person

                                              Address of Series A Investor:

                                              511 AVONWOOD RD.
                                              HAVERFORD, PA 19041
                                              Tel. Number: 610-896-3811
                                              Fax Number:
                                                         -----------------------

Investor Rights Signature Page